UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported: June 30, 2023

SIGYN THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-55575	47-2573116
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2468 Historic Decatur Road

Suite 140

San Diego, California

92106

(Address of Principal Executive Offices) (Zip Code)

619-353-0800

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
none

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.

On June 30, 2023, Sigyn Therapeutics, Inc. (the “Company”) entered into Warrant Exchange Agreements with certain holders of warrants issued between October 20, 2020 and February 9, 2023 (the “Warrants”) to exchange the Warrants for newly issued shares of Common Stock and Series A Preferred Stock (the “Preferred Stock”), which upon their conversion, the holder shall receive $1,000 of the Company’s Common Stock at $.199 per share (the “Conversion Ratio”) . The purpose of the Preferred Stock is to allow certain institutional investors which desire to limit their beneficial ownership of Company Common Stock below the threshold requiring reports under the Securities Exchange Act of 1934 (the “Blocker Provision”) the right to receive a substantially equivalent value to a previous warrant exchange agreement with other stockholders which did not require the Blocker Provision. The Conversion Ratio is equal to the price of the Common Stock on the date of the prior warrant exchange agreements. The foregoing summary of the Warrant Exchange Agreements does not purport to be complete and is subject to, and qualified in its entirety by, such document, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

See Item 1.01, which is incorporated herein by reference. The shares of Preferred Stock were issued to accredited investors in transactions which were exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended. No brokerage or finders’ fees were paid in connection with these transactions.

Item 3.03 Material Modifications to Rights of Security Holders

The disclosure required by this Item is included in Item 5.03 of this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 30, 2023, the Company filed a certificate of designation (the “Certificate of Designation”) with the Secretary of State of Delaware, effective as of the time of filing, designating the rights, preferences, privileges and restrictions of the shares of Preferred Stock. The Certificate of Designation provides that the shares of Preferred Stock have no voting rights except on matters adversely affecting the rights of the holders of the Preferred Stock.

The Conversion Ratio is subject to antidilution adjustments for any stock splits and recapitalizations, and for issuances of additional shares at an issue price of less than the Conversion Ratio in the Warrant Exchange Agreement. The Preferred Stock has the same rights as the Common Stock, on an “as-if” converted basis, with respect to any dividends, distribution of assets of the Company, including upon a liquidation, bankruptcy, reorganization, merger, acquisition, sale, dissolution or winding up of the Company, whether voluntarily or involuntarily.

The Preferred Stock is not subject to any redemption rights.

The foregoing summary of the Certificate of Designation does not purport to be complete and is subject to, and qualified in its entirety by, such document, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Certificate of Designation of Series A Preferred Stock

10.1	Form of Warrant Exchange Agreement

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 7, 2023

SIGYN THERAPEUTICS, INC.

By:	/s/ James A. Joyce
Name:	James A. Joyce
Title:	Chairman and CEO